                                                                  EXHIBIT 4.1



  ___________________________________________________________________________


                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                                       TO


                       _______________________________
                                               TRUSTEE



                             ____________________


                                   INDENTURE


                                DEBT SECURITIES


                         DATED AS OF ____________, 199_


                             ____________________



  ___________________________________________________________________________

            STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                AND INDENTURE, DATED AS OF ______________, 199_

TRUST INDENTURE                                            INDENTURE SECTION
 ACT SECTION
Section  310(a)(1)  . . . . . . . . . . . . . . . . . .       608
            (a)(2)  . . . . . . . . . . . . . . . . . .       608
            (a)(3)  . . . . . . . . . . . . . . . . . .       Not Applicable
            (a)(4)  . . . . . . . . . . . . . . . . . .       Not Applicable
            (b) . . . . . . . . . . . . . . . . . . . .       608,610
Section  311(a) . . . . . . . . . . . . . . . . . . . .       609
            (b) . . . . . . . . . . . . . . . . . . . .       609
            (b)(2)  . . . . . . . . . . . . . . . . . .       703(a), 703(b)
Section  312(a) . . . . . . . . . . . . . . . . . . . .       701, 702(a)
            (b) . . . . . . . . . . . . . . . . . . . .       702(b)
            (c) . . . . . . . . . . . . . . . . . . . .       702(c)
Section  313(a) . . . . . . . . . . . . . . . . . . . .       703(a)
            (b) . . . . . . . . . . . . . . . . . . . .       703(b)
            (c) . . . . . . . . . . . . . . . . . . . .       703(a), 703(b)
            (d) . . . . . . . . . . . . . . . . . . . .       703(b)
Section  314(a) . . . . . . . . . . . . . . . . . . . .       704, 1007, 1008
            (b) . . . . . . . . . . . . . . . . . . . .       Not Applicable
            (c)(1)  . . . . . . . . . . . . . . . . . .       102
            (c)(2)  . . . . . . . . . . . . . . . . . .       102
            (c)(3)  . . . . . . . . . . . . . . . . . .       Not Applicable
            (d) . . . . . . . . . . . . . . . . . . . .       Not Applicable
            (e) . . . . . . . . . . . . . . . . . . . .       102
Section  315(a) . . . . . . . . . . . . . . . . . . . .       601(a)
            (b) . . . . . . . . . . . . . . . . . . . .       602, 703(a)
            (c) . . . . . . . . . . . . . . . . . . . .       601(b)
            (d) . . . . . . . . . . . . . . . . . . . .       601(c)
            (d)(1)  . . . . . . . . . . . . . . . . . .       601(a), 601(c)
            (d)(2)  . . . . . . . . . . . . . . . . . .       601(c)
            (d)(3)  . . . . . . . . . . . . . . . . . .       601(c)
            (e) . . . . . . . . . . . . . . . . . . . .       514
Section  316(a) . . . . . . . . . . . . . . . . . . . .       101
            (a)(1)(A) . . . . . . . . . . . . . . . . .       512
            (a)(1)(B) . . . . . . . . . . . . . . . . .       502, 513
            (a)(2)  . . . . . . . . . . . . . . . . . .       Not Applicable
            (b) . . . . . . . . . . . . . . . . . . . .       508
Section  317(a)(1)  . . . . . . . . . . . . . . . . . .       503
            (a)(2)  . . . . . . . . . . . . . . . . . .       504
            (b) . . . . . . . . . . . . . . . . . . . .       1010
            (c) . . . . . . . . . . . . . . . . . . . .       104(c)
Section  318(a) . . . . . . . . . . . . . . . . . . . .       107

____________________

NOTE: THIS RECONCILIATION AND TIE SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THIS INDENTURE.

                               TABLE OF CONTENTS*

                                                                   PAGE
                                                                   ----
Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .
Recitals of the Company . . . . . . . . . . . . . . . . . . . .  .

                                  ARTICLE ONE
                       Definitions and Other Provisions
                            of General Application

SECTION 101.    Definitions . . . . . . . . . . . . . . . . . .  .   1

SECTION 102.    Compliance Certificates and Opinions  . . . . .  .  10

SECTION 103.    Form of Documents Delivered to Trustee  . . . .  .  11

SECTION 104.    Acts of Holders . . . . . . . . . . . . . . . .  .  11

SECTION 105.    Notices, Etc., to Trustee and Companies . . . .  .  13

SECTION 106.    Notice to Holders; Waiver . . . . . . . . . . .  .  14

SECTION 107.    Conflict with Trust Indenture Act . . . . . . .  .  15

SECTION 108.    Effect of Headings and Table of Contents  . . .  .  15

SECTION 109.    Successors and Assigns  . . . . . . . . . . . .  .  15

SECTION 110.    Separability Clause . . . . . . . . . . . . . .  .  15

SECTION 111.    Benefits of Indenture . . . . . . . . . . . . .  .  16

SECTION 112.    Governing Law . . . . . . . . . . . . . . . . .  .  16

SECTION 113.    Legal Holidays  . . . . . . . . . . . . . . . .  .  16

SECTION 114.    No Recourse Against Others  . . . . . . . . . .  .  16

SECTION 115.    Judgment Currency . . . . . . . . . . . . . . .  .  17

                                  ARTICLE TWO
                                Security Forms

SECTION 201.    Forms Generally . . . . . . . . . . . . . . . .  .  17

SECTION 202.    Form of Legend for Global Securities  . . . . .  .  18

__________________________________

* NOTE: THIS RECONCILIATION AND TIE SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THIS INDENTURE.

                                                                                  PAGE
                                                                                  ----
SECTION 203.    Form of Trustee's Certificate of Authentication . . . . . . . .. .  19

SECTION 204.    Securities in Global Form . . . . . . . . . . . . . . . . . . .. .  19

SECTION 205.    CUSIP Number  . . . . . . . . . . . . . . . . . . . . . . . . .. .  20

                                ARTICLE THREE
                                The Securities

SECTION 301.    Amount Unlimited; Issuable in Series  . . . . . . . . . . . . .. .  20

SECTION 302.    Denominations . . . . . . . . . . . . . . . . . . . . . . . . .. .  24

SECTION 303.    Execution, Authentication, Delivery and Dating  . . . . . . . .. .  24

SECTION 304.    Temporary Securities  . . . . . . . . . . . . . . . . . . . . .. .  26

SECTION 305.    Registration, Registration of Transfer and Exchange . . . . . .. .  28

SECTION 306.    Mutilated, Destroyed, Lost and Stolen Securities  . . . . . . .. .  31

SECTION 307.    Payment of Interest; Interest Rights Preserved  . . . . . . . .. .  32

SECTION 308.    Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . .. .  34

SECTION 309.    Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . .. .  35

SECTION 310.    Computation of Interest . . . . . . . . . . . . . . . . . . . .. .  36

                                 ARTICLE FOUR
                          Satisfaction and Discharge

SECTION 401.    Satisfaction and Discharge of Indenture . . . . . . . . . . . .. .  36

SECTION 402.    Application of Trust Money  . . . . . . . . . . . . . . . . . .. .  37

SECTION 403.    Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . .. .  38

                                 ARTICLE FIVE
                                   Remedies

SECTION 501.    Events of Default . . . . . . . . . . . . . . . . . . . . . . .. .  38

SECTION 502.    Acceleration of Maturity; Rescission and Annulment  . . . . . .. .  40

                                                                                  PAGE
                                                                                  ----
SECTION 503.    Collection of Indebtedness and Suits for Enforcement by Trustee .   42

SECTION 504.    Trustee May File Proofs of Claim  . . . . . . . . . . . . . . . .   43

SECTION 505.    Trustee May Enforce Claims Without Possession of Securities . . .   44

SECTION 506.    Application of Money Collected  . . . . . . . . . . . . . . . . .   44

SECTION 507.    Limitation on Suits . . . . . . . . . . . . . . . . . . . . . . .   44

SECTION 508.    Unconditional Right of Holders to Receive Principal,
                      Premium and Interest . . . . . . . . . . . . . . . . . . . .  45

SECTION 509.    Restoration of Rights and Remedies  . . . . . . . . . . . . . . .   45

SECTION 510.    Rights and Remedies Cumulative  . . . . . . . . . . . . . . . . .   46

SECTION 511.    Delay or Omission Not Waiver  . . . . . . . . . . . . . . . . . .   46

SECTION 512.    Control by Holders  . . . . . . . . . . . . . . . . . . . . . . .   46

SECTION 513.    Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . . .   47

SECTION 514.    Undertaking for Costs . . . . . . . . . . . . . . . . . . . . . .   47

                                  ARTICLE SIX
                                  The Trustee

SECTION 601.    Certain Duties and Responsibilities of the Trustee  . . . . . . .   48

SECTION 602.    Notice of Defaults  . . . . . . . . . . . . . . . . . . . . . . .   49

SECTION 603.    Certain Rights of Trustee . . . . . . . . . . . . . . . . . . . .   49

SECTION 604.    Not Responsible for Recitals or Issuance of Securities  . . . . .   51

SECTION 605.    May Hold Securities . . . . . . . . . . . . . . . . . . . . . . .   51

SECTION 606.    Money Held in Trust . . . . . . . . . . . . . . . . . . . . . . .   52

SECTION 607.    Compensation and Reimbursement  . . . . . . . . . . . . . . . . .   52

SECTION 608.    Eligibility; Disqualification; Conflicting Interests  . . . . . .   53

                                                                                 PAGE
                                                                                 ----
SECTION 609.    Preferential Collection of Claims Against Companies . . . . . . .  53

SECTION 610.    Resignation and Removal; Appointment of Successor . . . . . . . .  53

SECTION 611.    Acceptance of Appointment by Successor  . . . . . . . . . . . . .  55

SECTION 612.    Merger, Conversion, Consolidation or Succession to Business . . .  56

SECTION 613.    Appointment of Authenticating Agent . . . . . . . . . . . . . . .  56

                                ARTICLE SEVEN
             Holders' Lists And Reports By Trustee And Companies

SECTION 701.    Companies to Furnish Trustee Names and Addresses of Holders . . .  58

SECTION 702.    Preservation of Information; Communications to Holders  . . . . .  58

SECTION 703.    Reports by Trustee  . . . . . . . . . . . . . . . . . . . . . . .  60

SECTION 704.    Reports by Companies  . . . . . . . . . . . . . . . . . . . . . .  60

                                ARTICLE EIGHT
             Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.    Companies May Consolidate, Etc. on Certain Terms  . . . . . . . .  61

SECTION 802.    Successor Substituted . . . . . . . . . . . . . . . . . . . . . .  62

                                 ARTICLE NINE
                           Supplemental Indentures

SECTION 901.    Supplemental Indentures Without Consent of Holders  . . . . . . .  62

SECTION 902.    Supplemental Indentures with Consent of Holders . . . . . . . . .  64

SECTION 903.    Execution of Supplemental Indentures  . . . . . . . . . . . . . .  65

SECTION 904.    Effect of Supplemental Indentures . . . . . . . . . . . . . . . .  65

SECTION 905.    Conformity with Trust Indenture Act . . . . . . . . . . . . . . .  66

                                                                                  PAGE
                                                                                  ----
SECTION 906.    Reference in Securities to Supplemental Indentures  . . . . .. . .  66

SECTION 907.    Notice of Supplemental Indentures . . . . . . . . . . . . . .. . .  66

                                 ARTICLE TEN
                                  Covenants

SECTION 1001.   Payments of Securities  . . . . . . . . . . . . . . . . . . .. . .  66

SECTION 1002.   Maintenance of Office or Agency . . . . . . . . . . . . . . .. . .  67

SECTION 1003.   Corporate Existence . . . . . . . . . . . . . . . . . . . . .. . .  68

SECTION 1004.   Payment of Taxes and Other Claims . . . . . . . . . . . . . .. . .  68

SECTION 1005.   Maintenance of Properties . . . . . . . . . . . . . . . . . .. . .  69

SECTION 1006.   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . .. . .  69

SECTION 1007.   Compliance Certificates . . . . . . . . . . . . . . . . . . .. . .  69

SECTION 1008.   Commission Reports  . . . . . . . . . . . . . . . . . . . . .. . .  70

SECTION 1009.   Waiver of Stay, Extension or Usury Laws . . . . . . . . . . .. . .  71

SECTION 1010.   Money for Securities Payments to Be Held in Trust . . . . . .. . .  72

SECTION 1011.   Additional Amounts  . . . . . . . . . . . . . . . . . . . . .. . .  73

                                ARTICLE ELEVEN
                           Redemption of Securities

SECTION 1101.   Applicability of Article  . . . . . . . . . . . . . . . . . .. . .  75

SECTION 1102.   Election to Redeem; Notice to Trustee . . . . . . . . . . . .. . .  75

SECTION 1103.   Selection by Trustee of Securities to Be Redeemed . . . . . .. . .  75

SECTION 1104.   Notice of Redemption  . . . . . . . . . . . . . . . . . . . .. . .  76

SECTION 1105.   Deposit of Redemption Price . . . . . . . . . . . . . . . . .. . .  77

SECTION 1106.   Securities Payable on Redemption Date . . . . . . . . . . . .. . .  77

SECTION 1107.   Securities Redeemed in Part . . . . . . . . . . . . . . . . .. . .  78

                                                                                      PAGE
                                                                                      ----
                                ARTICLE TWELVE
                                Sinking Funds

SECTION 1201.   Applicability of Article  . . . . . . . . . . . . . . . . . . . . . ..  79

SECTION 1202.   Satisfaction of Sinking Fund Payments with Securities . . . . . . . ..  79

SECTION 1203.   Redemption of Securities for Sinking Fund . . . . . . . . . . . . . ..  79

                               ARTICLE THIRTEEN
                      Defeasance and Covenant Defeasance

SECTION 1301.   Applicability of Article; Companies' Option to Effect
                       Defeasance or Covenant Defeasance . . . . . . . . . . . . . .    80

SECTION 1302.   Defeasance and Discharge  . . . . . . . . . . . . . . . . . . . . . ..  80

SECTION 1303.   Covenant Defeasance . . . . . . . . . . . . . . . . . . . . . . . . ..  81

SECTION 1304.   Conditions to Defeasance or Covenant Defeasance . . . . . . . . . . ..  81

SECTION 1305.   Deposited Money and Government Obligations To Be Held In Trust  . . ..  84

SECTION 1306.   Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . ..  84

                               ARTICLE FOURTEEN
                         Subordination of Securities

SECTION 1401.   Applicability of Article  . . . . . . . . . . . . . . . . . . . . . ..  86

SECTION 1402.   Securities Subordinate to Senior Indebtedness . . . . . . . . . . . ..  86

SECTION 1403.   Payment Over of Proceeds Upon Dissolution, Etc. . . . . . . . . . . ..  86

SECTION 1404.   Prior Payment to Senior Indebtedness Upon Acceleration of Securities .  88

SECTION 1405.   No Payment When Senior Indebtedness in Default  . . . . . . . . . . ..  88

SECTION 1406.   Payment Permitted if No Default . . . . . . . . . . . . . . . . . . ..  89

SECTION 1407.   Subrogation to Rights of Holders of Senior Indebtedness . . . . . . ..  89

                                                                                      PAGE
                                                                                      ----
SECTION 1408.   Provisions Solely to Define Relative Rights . . . . . . . . . . . . ..  90

SECTION 1409.   Trustee to Effectuate Subordination . . . . . . . . . . . . . . . . ..  90

SECTION 1410.   No Waiver of Subordination Provisions . . . . . . . . . . . . . . . ..  90

SECTION 1411.   Notice to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . ..  91

SECTION 1412.   Reliance on Judicial Order or Certificate of Liquidating Agent  . . ..  92

SECTION 1413.   Trustee Not Fiduciary for Holders of Senior Indebtedness  . . . . . ..  92

SECTION 1414.   Rights of Trustee as Holder of Senior Indebtedness;
                      Preservation of Trustee's Rights  . . . . . . . . . . . . . . ..  92

SECTION 1415.   Article Applicable to Paying Agents . . . . . . . . . . . . . . . . ..  93

                               ARTICLE FIFTEEN
                                   Guaranty

SECTION 1501.   Applicability of Article  . . . . . . . . . . . . . . . . . . . . . ..  93

SECTION 1502.   Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..  93

SECTION 1503.   Execution and Delivery of Guaranty  . . . . . . . . . . . . . . . . ..  95

SECTION 1504.   Guarantor May Consolidate, Etc., on Certain Terms . . . . . . . . . ..  96

SECTION 1505.   Release of Guarantor  . . . . . . . . . . . . . . . . . . . . . . . ..  97

                               ARTICLE SIXTEEN
                      Meetings of Holders of Securities

SECTION 1601.   Purpose for Which Meetings May be Called  . . . . . . . . . . . . . ..  98

SECTION 1602.   Call, Notice and Place of Meetings  . . . . . . . . . . . . . . . . ..  98

SECTION 1603.   Persons Entitled to Vote at Meetings  . . . . . . . . . . . . . . . ..  98

SECTION 1604.   Quorum; Action  . . . . . . . . . . . . . . . . . . . . . . . . . . ..  99

SECTION 1605.   Determination of Voting Rights; Conduct and Adjournment of Meetings .. 100

SECTION 1606.   Counting Votes and Recording Action of Meetings . . . . . . . . . . .. 101

                              ARTICLE SEVENTEEN
                                Miscellaneous

SECTION 1701.   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . .  102

                 INDENTURE, dated as of ________________, 199_, among Starwood Lodging Trust, a Maryland real estate investment trust (the "TRUST"), Starwood Lodging Corporation, a Maryland corporation (the "CORPORATION" and, together with the Trust, the "COMPANIES"), having their principal offices at 2231 E. Camelback Road, Suite 410, Phoenix, Arizona 85016 and 2231 E. Camelback Road, Suite 400, Phoenix, Arizona 85016, respectively, and __________________________, a ____________________________, as Trustee (herein called the "TRUSTEE").

                           RECITALS OF THE COMPANIES

                 Each of the Trust and the Corporation has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "SECURITIES"), to be issued in one or more series as in this Indenture provided.

                 All things necessary to make the Securities, when executed by the Companies and authenticated and delivered hereunder and duly issued by the Companies, the valid obligations of the Companies and to make this Indenture a valid agreement of the Companies, in accordance with their and its terms, have been done.

                 NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                 For and in consideration of the premises and the acquisition of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.     Definitions.

                 For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                 (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                 (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this instrument; and

                 (4) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                 "ACT," when used with respect to any Holder, has the meaning specified in Section 104.

                 "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 613 to act on behalf of the Trustee to authenticate Securities.

                 "AUTHORIZED NEWSPAPER" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

                 "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

                 "BEARER SECURITY" means any Security in the form established pursuant to Section 301 which is payable to bearer.

                 "BOARD OF DIRECTORS" means, with respect to the Trust, the Board of Trustees of the Trust (or any committee of the Board of Trustees of the Trust duly authorized to act on such matter), and with respect to the Corporation, the Board of Directors of the Corporation (or any committee of the Board of Directors of the Corporation duly authorized to act on such matter).

                 "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Trust or the Corporation, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                 "BUSINESS DAY," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law (including any executive order) to close.

                 "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, warrants, rights, options or other equivalents (however designated) of capital stock or any other equity interest of such Person, including each class of common stock and preferred stock.

                 "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                 "COMMON DEPOSITARY" has the meaning specified in Section 304.

                 "COMPANY" means one or both, respectively, of the Persons named as "Companies" in the first paragraph of this Indenture until a successor Person or Persons shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person or Persons.

                 "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of one or both of the Companies by its Chairman of the Board of Directors, its President or any Vice President, and by its Treasurer, its Controller or its Secretary and delivered to the Trustee.

                 "CORPORATE TRUST OFFICE" means the office of the Trustee in [city], [state] which shall be at ________________ or its office in the city in which it has its principal place of business at which at any particular time its corporate trust business shall be principally administered.

                 "COUPON" means any interest coupon appertaining to a Bearer Security.

                 "COVENANT DEFEASANCE" has the meaning specified in Section
1303.

                 "CUSTODIAN" means any receiver, custodian, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

                 "DEBT" means the principal of (and premium, if any) and interest (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency or similar law now or hereafter in effect) on
(a) indebtedness of the Trust or the Corporation, as the case may be, whether heretofore or hereafter incurred for money borrowed or represented by purchase-money obligations, (b) indebtedness of the Trust or the Corporation, as the case may be, evidenced by notes, debentures, or bonds, or other securities issued under the provisions of an indenture, fiscal agency agreement or other agreement, (c) obligations of the Trust or the Corporation, as the case may be, as lessee under leases of property either made as part of any sale and lease- back transaction to which the Trust or the Corporation, as the case may be, is a party or otherwise, (d) indebtedness of partnerships and joint ventures which is included in the Companies consolidated financial statements,
(e) indebtedness, obligations and liabilities of others in respect of which the Trust or the Corporation, as the case may be, is liable contingently or otherwise to pay or advance money or property or as guarantor, endorser or otherwise or which the Trust or the Corporation, as the case may be, has agreed to purchase or otherwise acquire, (f) any binding commitment of the Trust or the Corporation, as the case may be, to fund any real estate investment or to fund any investment in any entity making such real estate investment, (g) amendments, modifications, renewals, extensions and deferrals of any such indebtedness, and (h) any indebtedness issued in exchange for any such indebtedness.

                 "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                 "DEFAULTED INTEREST" has the meaning specified in Section 307.

                 "DEFEASANCE" has the meaning specified in Section 1302.

                 "DOLLARS" and "$" means lawful money of the United States of America.

                 "EVENT OF DEFAULT" has the meaning specified in Section 501.

                 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

                 "GAAP" means such accounting principles as are generally accepted in the United States of America on the date or time of any computation required hereunder.

                 "GLOBAL SECURITY" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the U.S. Depositary for such Securities or a nominee thereof.

                 "GOVERNMENT OBLIGATIONS" means securities which are (i) direct obligations of the United States of America or the government which issued the foreign currency in which Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the foreign currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

                 "HOLDER" or "SECURITYHOLDER", in the case of any Registered Security, means a Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, means the bearer thereof and, in the case of any Coupon, means the bearer thereof.

                 "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

                 "INTEREST," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                 "INTEREST PAYMENT DATE," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                 "JUDGMENT CURRENCY" has the meaning specified in Section 115.

                 "MATURITY," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                 "NEW YORK BANKING DAY" has the meaning specified in Section
115.

                 "NYSE" means the New York Stock Exchange, Inc.

                 "OFFICER'S CERTIFICATE" means a certificate delivered to the Trustee and signed by the Chairman of the Board of Directors, the President or any Vice President and by the Treasurer, the Controller or the Secretary of a Company.

                 "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or counsel to a Company, and who shall be reasonably satisfactory to the Trustee.

                 "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

                 "OUTSTANDING," when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                      (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                      (ii) Securities, or portions thereof, for whose payment or redemption (a) money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than a Company) in trust or set aside and segregated in trust by a Company (if a Company shall act as its own Paying Agent) for the Holders of such Securities or (b) money or Government Obligations as contemplated by Section 401 in the necessary amount have been theretofore deposited with the Trustee, in trust for the Holders of such Securities;provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                    (iii)         Securities which have been paid pursuant to
         Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Companies; and

                      (iv) Securities which have been defeased pursuant to Section 1302;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be that portion of the principal amount thereof that could be declared to be due and payable upon the occurrence of an Event of Default and the continuation thereof pursuant to the terms of such Original Issue Discount Security as of the date of such determination, (b) the principal amount of a Security denominated in a foreign currency that shall be deemed to be Outstanding shall be the United States dollar equivalent, determined on the issue date for such Security, of the principal amount (or in the case of an Original Issue Discount Security, the United States dollar equivalent on the issue date of such Security of the amount determined as provided in (a) above), (c) the principal amount of an indexed Security that shall be deemed to be Outstanding shall be the principal face amount of such indexed Security at original issuance, unless otherwise provided with respect to such indexed Security pursuant to this Indenture, and (d) Securities owned by a Company or any other obligor upon the Securities or any Affiliate of a Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not a Company or any other obligor upon the Securities or any Affiliate of a Company or of such other obligor.

                 "PAYING AGENT" means any Person authorized by the Companies to pay the principal of (and premium, if any) or interest on any Securities or any Coupon on behalf of the Companies. A Company may act as Paying Agent with respect to any of its Securities issued hereunder.

                 "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 "PLACE OF PAYMENT," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as designated in or pursuant to Section 301.

                 "PREDECESSOR SECURITY," of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                 "REDEMPTION DATE," when used with respect to any Security of any series to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                 "REDEMPTION PRICE," when used with respect to any Security of any series to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                 "REGISTERED SECURITY" means any Security issued hereunder and registered in the Security Register.

                 "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

                 "REQUIRED CURRENCY" has the meaning specified in Section 115.

                 "RESPONSIBLE OFFICER," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                 "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                 "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

                 "SENIOR INDEBTEDNESS" with respect to the Trust or the Corporation, means Debt of such Company other than and (i) any Debt as to which, in the instrument creating or evidencing such Debt or pursuant to which such Debt is outstanding, it is expressly provided that such Debt is not superior in right of payment to Subordinated Indebtedness or ranks pari passu with Subordinated Indebtedness of such Company; and (2) any Debt of such Company that is Subordinated Indebtedness.

                 "SIGNIFICANT SUBSIDIARY" means any Subsidiary which is a "significant subsidiary" of the Trust or the Corporation, as the case may be, within the meaning of Rule 1.02(v) of Regulation S-X promulgated by the Commission as in effect as of the date of this Indenture.

                 "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                 "STATED MATURITY," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                 "SUBORDINATED INDEBTEDNESS" with respect to the Trust or the Corporation, means any Debt of such Company as to which, in the instrument evidencing such Debt, or pursuant to which such Debt was issued, it is expressly provided that such Debt is subordinated in right of payment to Senior Indebtedness or other Debt of such Company.

                 "SUBSIDIARY" means, with respect to any Person, (i) any corporation of which at least a majority in interest of the outstanding Capital Stock having by the terms thereof voting power under ordinary circumstances to elect directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by such Person, or by one or more other corporations a majority in interest of such stock of which is similarly owned or controlled or by such Person and one or more other corporations a majority in interest of such stock of which is similarly owned or controlled, or (ii) any other Person (other than a corporation) in which such Person, directly or indirectly, at the date of determination thereof, has at least a majority equity ownership interest.

                 "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                 "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 905.

                 "U.S. DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as U.S. Depositary by the Company pursuant to
Section 301, which must be a clearing agency registered under the Exchange Act, until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" shall mean the U.S. Depositary with respect to the Securities of that series.

                 "VICE PRESIDENT," when used with respect to a Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102.     Compliance Certificates and Opinions.

                 Upon any application or request by a Company to the Trustee to take any action under any provision of this Indenture, such Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                          a. a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                          b. a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                          c. a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                          d. a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.     Form of Documents Delivered to Trustee.

                 In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an officer of a Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of a Company stating that the information with respect to such factual matters is in the possession of such Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.     Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If , but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Sixteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are received by the Trustee and, where it is hereby expressly required, by the Companies. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Companies, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1606.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Registered Securities shall be proved by the Security Register.

         (d) The ownership, principal amount and serial number of Bearer Securities held by any person may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Companies, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Companies may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Trustee deems sufficient.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or a Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (f) The Companies may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other Act, or to vote on any action, authorized or permitted to be given to taken by Holders. If not set by the Companies prior to the first solicitation of a Holder made by any person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action. Notwithstanding the foregoing, the Companies shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any Act by the Holders pursuant to Sections 501, 502, or 512.

         (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security of by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or on any different part of such principal amount.

SECTION 105.     Notices, Etc., to Trustee and Companies.

                 Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                 a. the Trustee by any Holder or by a Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention:  Corporate Trust Trustee Administration, or

                 b. a Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to such Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture: attention of the Treasurer, or at any other address previously furnished in writing to the Trustee by such Company.

SECTION 106.     Notice to Holders; Waiver.

                 Where this Indenture or any Security provides for notice to Holders of any event,

         (1) such notice shall be deemed sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice; and

         (2) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date (if any) and not later than the latest date (if any) prescribed for the giving of such notice.

                 In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities, the sufficiency of any notice to Holders of Bearer Securities given as provided herein or the validity of the proceedings to which such notice relates. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                 In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

                 Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 107.     Conflict with Trust Indenture Act.

                 If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included or deemed included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.     Effect of Headings and Table of Contents.

                 The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.     Successors and Assigns.

                 All covenants and agreements in this Indenture by a Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.     Separability Clause.

                 In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.     Benefits of Indenture.

                 Nothing in this Indenture, the Securities or any Coupon, express or implied, shall give to any Person, other than the parties hereto and holders of Senior Indebtedness and their successors hereunder and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.     Governing Law.

                 This Indenture and the Securities shall be governed by and construed in accordance with the laws (other than the choice of law provisions) of the State of New York.

SECTION 113.     Legal Holidays.

                 In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security or any Coupon other than a provision of the Security or Coupon which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day or on such other day as may be set out in the Officer's Certificate pursuant to Section 301 at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, if payment is made on such next succeeding Business Day or other day set out in such Officer's Certificate.

SECTION 114.     No Recourse Against Others.

                 (a) No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, shareholder, officer, director or trustee, as such, of a Company or of any successor, either directly or through a Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

                 (b) Without limiting the generality of Section 114(a), each of the parties hereto acknowledges and agrees that (and, by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities, each

Holder acknowledges and agrees that) the name "Starwood Lodging Trust" is a designation of the Trust and its trustees (as trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated, and all persons dealing with the Trust shall look solely to the Trust's assets for the enforcement of any claims against the Trust, and the Trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

SECTION 115.     Judgment Currency.

                 Each Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, on the Securities of any series or a Coupon (the "REQUIRED CURRENCY") into a currency in which a judgment will be rendered (the "JUDGMENT CURRENCY"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in the City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding that on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "NEW YORK BANKING DAY" means any day except a Saturday, Sunday or a legal holiday in the City of New York or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close.


                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.     Forms Generally.

                 Each Registered Security, Bearer Security, Coupon and Global Security issued pursuant to this Indenture shall be in substantially the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Security or Coupon, as evidenced by their execution of such Security or Coupon. If the form of Securities of any series or Coupons is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of such Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. If all of the Securities of any series and Coupons established by action taken pursuant to a Board Resolution are not to be issued at one time, it shall not be necessary to deliver a record of such action at the time of issuance of each Security of such series, but an appropriate record of such action shall be delivered at or before the time of issuance of the first Security of such series.

                 Unless otherwise provided in or pursuant to this Indenture, the Securities shall be issuable in registered form without Coupons.

                 The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

                 The definitive Securities and definitive Coupons shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or Coupons, as evidenced by their execution of such Securities or Coupons.

SECTION 202.     Form of Legend for Global Securities.

                 Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                 THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A U.S. DEPOSITARY OR A NOMINEE OF A U.S. DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE U.S. DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE U.S. DEPOSITARY TO A NOMINEE OF THE U.S. DEPOSITARY OR BY A NOMINEE OF THE U.S. DEPOSITARY TO THE U.S. DEPOSITARY OR ANOTHER NOMINEE OF THE U.S. DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED

CIRCUMSTANCES. EVERY SECURITY DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS GLOBAL SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED ABOVE.

                 UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS TO BE MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONG INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SECTION 203.     Form of Trustee's Certificate of Authentication.

Dated:  ______________________

                 This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                             ___________________________________
                                                                      As Trustee


                                             By ________________________________
                                                            Authorized Signatory

SECTION 205.     Securities in Global Form.

                 If Securities of a series are issuable in global form, as contemplated by Section 301, then, notwithstanding the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be changed to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of
Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by a Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with
Section 102 and need not be accompanied by an Opinion of Counsel.

                 The provisions of Section 309 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by a Company and such Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby.

                 Notwithstanding the provisions of Sections 201 and 307, unless otherwise specified as contemplated by Section 301, payment of principal or any premium and interest on any Security in global form shall be made to the Person or Persons specified therein.

                 Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, a Company, the Trustee and any agent of such Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a Global Security as shall be specified in a written statement of the Holder of such Global Security.

SECTION 206.     CUSIP Number

                 A Company in issuing Securities of any series may use a "CUSIP" number, and if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such series; provided, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed on the notice or on the Securities of such series, and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. A Company will promptly notify the Trustee of any change in the CUSIP number of any series of Securities.


                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301.     Amount Unlimited; Issuable in Series.

                 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                 The Securities may be issued from time to time in one or more series. Prior to the issuance of Securities of any series, there shall be established in or pursuant to (i) a Board Resolution, and set forth in an Officer's Certificate, or (ii) one or more indentures supplemental hereto:

                 (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                 (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906 or 1107);

                 (3) the ranking of the Securities of the series with respect to other Debt of the Companies;

                 (4) if the Securities are issued by the Trust, whether such Securities will be guaranteed by the Corporation;

                 (5) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                 (6) the provisions, if any, relating to the conversion or exchange of the Securities of any series into Securities of another series or into any other debt or equity securities, including the initial conversion price or rate and the conversion period, and any applicable limitations on the ownership or transferability of any common stock or preferred stock received on conversion;

                 (7) the date or dates, or the method for determining such date or dates, on which the principal of the Securities of the series is payable;

                 (8) the rate or rates, or the method by which such rate or rates shall be determined, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                 (9) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable, such Securities may be surrendered for conversion or registration of transfer or exchange;

                 (10) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Companies, pursuant to any sinking fund or mandatory redemption or otherwise;

                 (11) the obligation, if any, of the Companies to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation, and, where applicable, the obligation of the Companies to select the Securities to be redeemed;

                 (12) if other than U.S. dollars, the currency or currencies in which the Securities of such series shall be denominated and in which payments or principal of, and any premium and interest on, such Securities shall or may be payable, which may be a foreign currency or units of two or more foreign currencies or a composite currency or currencies and the manner of determining the equivalent thereof in U.S. Dollars for purposes of the definition of "Outstanding" in Section 101;

                 (13) whether the amount of payments of principal of (and premium, if any) or interest on Securities may be determined with reference to an index, formula or other method (which index, formula or method may, but need not be, based on a currency, currencies, currency unit or units or composite currency or currencies) and the manner in which such amounts shall be determined;

                 (14) any deletions from, modifications of or additions to the Events of Default or covenants of the Companies with respect to Securities of any series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                 (15) whether any Securities of the series are to be issuable as Global Securities with or without Coupons and, if so, (i) whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and (ii) the name of the Common Depositary (as defined in Section 304) or the U.S. Depositary, as the case may be, with respect to any Global Security;

                 (16) if such Securities are to be issuable other than solely as Registered Securities (whether as Bearer Securities or alternatively as Bearer Securities or Registered Securities), and if such Securities are to be issued as Bearer Securities, whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer Securities may be exchanged for Registered Securities and vice versa and the date as of which any such Bearer Security shall be dated (if other than its date of authentication);

                 (17) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                 (18) if either or both of Section 1302 and Section 1303 shall be inapplicable to the Securities of the series (provided that if no such inapplicability shall be specified, then both Section 1302 and Section 1303 shall be applicable to the Securities of the series);

                 (19) whether and under what circumstances the Companies will pay Additional Amounts as contemplated by Section 1010 on the Securities of the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Companies will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

                 (20) the identity of the Trustee for the Securities of the series, and the identity of each Paying Agent and Securities Registrar for the Securities of the series;

                 (21) additional covenants with respect to Securities of the series, if any, other than those set forth herein;

                 (22) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                 All Securities of any one series and all Coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any such indenture supplemental hereto.

                 If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of such Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth, or providing the manner for determining, the terms of the series.

SECTION 302.     Denominations.

                 Unless otherwise specified in accordance with Section 301, the Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.     Execution, Authentication, Delivery and Dating.

                 The Securities shall be executed on behalf of the Trust or the Corporation, as the case may be, by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. Coupons shall be executed on behalf of the Trust or the Corporation, as the case may be, by its Treasurer or any Assistant Treasurer. The signature of any of these officers on the Securities or any Coupon may be manual or facsimile. The seal of the Trust or the Corporation, as the case may be, may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

                 Securities and any Coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of a Company shall bind such Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                 At any time and from time to time after the execution and delivery of this Indenture, a Company may deliver Securities of any series, together with Coupons appertaining thereto, executed by such Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall either at one time or from time to time pursuant to such instructions as may be described therein authenticate and deliver such Securities as provided in this Indenture and not otherwise. If the form or terms of the Securities of the series and any Coupons appertaining thereto have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities and any Coupons appertaining thereto, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through (d) of the Trust

Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

                 (a) if the form of such Securities and Coupons, if any, have been established by or pursuant to Board Resolution as permitted by Section 201, that such form or forms have been established in conformity with the provisions of this Indenture;

                 (b) if the terms of such Securities and Coupons, if any, have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

                 (c) that such Securities and Coupons, if any, when authenticated and delivered by the Trustee and issued by the Trust or the Corporation, as the case may be, in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Trust or the Corporation, as the case may be, enforceable in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and

                 (d) that no consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body having jurisdiction over the Trust or the Corporation, as the case may be, is required for the execution and delivery of such Securities by such Company, except such as have been obtained (except that no opinion need be expressed as to state securities or Blue Sky laws).

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee, or in the written opinion of counsel to the Trustee (which counsel may be an employee of the Trustee) such authentication may not lawfully be made or would involve the Trustee in personal liability.

                 Notwithstanding the provisions of Section 301 and of the immediately preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution and the Officer's Certificate otherwise required pursuant to Section 301 or the

Company Order and Opinion of Counsel otherwise required pursuant to the immediately preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                 If the Trust or the Corporation, as the case may be, shall establish pursuant to Section 301 that the Securities of a series are to be issued in the form of one or more Global Securities, then such Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to the authentication and delivery of such series, authenticate and deliver one or more Global Securities that (i) shall be in an aggregate amount equal to the aggregate principal amount specified in such Company Order, (ii) shall be registered in the name of the Common Depositary or U.S. Depositary, as the case may be, therefor or its nominee, and (iii) shall be made available for delivery by the Trustee to such depositary or pursuant to such depositary's instruction.

                 Each depositary designated pursuant to Section 301 must, at the time of its designation and at all times while it serves as depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

                 Unless otherwise provided for in the form of Security, each Security shall be dated the date of its authentication.

                 No Security or Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Except as permitted by Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons appertaining thereto then matured have been detached and cancelled. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Trust or the Corporation, as the case may be, and such Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.     Temporary Securities.

                 Pending the preparation of definitive Securities of any series, the Trust or the Corporation, as the case may be, may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized in or pursuant to this Indenture, in bearer form with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                 In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

                 Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of Section 305), if temporary Securities of any series are issued, the Trust or the Corporation, as the case may be, will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Trust or the Corporation, as the case may be, in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto), the Trust or the Corporation, as the case may be, shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary Registered Security; and provided further that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

                 If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the office of a depositary or common depositary (the "COMMON DEPOSITARY") for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

SECTION 305.     Registration, Registration of Transfer and Exchange.

                 Each of the Companies shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Companies in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, each of the Companies shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Registered Securities as herein provided.

                 Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Trust or the Corporation, as the case may be, in a Place of Payment for that series, the Trust or the Corporation, as the case may be, shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

                 At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Trust or the Corporation, as the case may be, shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

                 If provided in or pursuant to this Indenture, with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any office or agency in a Place of Payment for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Trust or the Corporation, as the case may be, and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Trust or the Corporation, as the case may be, and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency in a Place of Payment for such series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security is surrendered at any such office or agency in a Place of Payment for such series in exchange for a Registered Security of such series and like tenor after the close of business at such office or agency on (i) any Regular Record Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                 If provided in or pursuant to this Indenture with respect to Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided in or pursuant to this Indenture with respect to such series.

                 Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Trust or the Corporation, as the case may be, shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                 Notwithstanding the foregoing, except as otherwise specified or contemplated by Section 301, any Global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a Global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified in and subject to the conditions contemplated by
Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Trust or the Corporation, as the case may be, shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such Global Security, executed by such Company. On or after the earliest date on which such interests may be so exchanged, such Global Securities shall be surrendered from time to time by the Common Depositary or the U.S. Depositary, as the case may be, for exchange in whole or in part for definitive Securities of the same series without charge, and in accordance with instructions given to the Trustee and the Common Depositary or the U.S. Depositary, as the case may be, (which instructions shall be in writing but need not comply with Section 102 or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the agent of the Trust or the Corporation, as the case may be, for such purpose. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered Global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such Global Security to be exchanged which shall be in the form of the Securities of such series; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing. Promptly following any such exchange in part, such Global Security shall be returned by the Trustee to the Common Depositary or the U.S. Depositary, as the case may be, or such other Common Depositary or U.S. Depositary referred to above in accordance with the written instructions of the Trust or the Corporation, as the case may be, referred to above. If a Security in the form specified for such series is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, such interest or Defaulted Interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security in the form specified for such series, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Global Security is payable in accordance with the provisions of this Indenture.

                 All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Trust or the Corporation, as the case may be, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                 Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Trust or the Corporation, as the case may be, or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust or the Corporation, as the case may be, and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                 Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Trustee or the Trust or the Corporation, as the case may be, may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107.

                 Neither the Trust or the Corporation, as the case may be, nor the Trustee shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on (A) if such Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if such Securities are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if such Securities are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except that such Bearer Security may be exchanged for a Registered Security of the same series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption, or (iv) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

SECTION 306.     Mutilated, Destroyed, Lost and Stolen Securities.

                 If (i) any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee or if there shall be delivered to the Trust or the Corporation, as the case may be, and the Trustee evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon and (ii) there shall be delivered to the Trust or the Corporation, as the case may be, and the Trustee such security and indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Trust or the Corporation, as the case may be, or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Trust or the Corporation, as the case may be, shall execute and upon their request the Trustee shall authenticate and deliver in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to the surrendered Security.

                 In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Trust or the Corporation, as the case may be, in their discretion may, instead of issuing a new Security, pay such Security or Coupon.

                 Upon the issuance of any new Security under this Section, the Trust or the Corporation, as the case may be, may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                 Every new Security of any series, with any Coupons appertaining thereto, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen Coupon appertains, shall constitute an original additional contractual obligation of the Trust or the Corporation, as the case may be, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and any Coupons duly issued hereunder.

                 The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

SECTION 307.     Payment of Interest; Interest Rights Preserved.

                 Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. The Securities will be payable as to principal (premium, if any) and interest at the office or agency of the Trust or the Corporation, as the case may be, maintained for such purpose within or without the City and State of New York or, at the option of the Trust or the Corporation, as the case may be, payment of principal (premium, if any) and interest may be made by check mailed to the Holders at their addresses set forth in the Security Register, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of (premium, if any) and interest on all Global Securities. In case a Bearer Security is surrendered in exchange for a Registered Security after the close of business

(at an office or agency at a Place of Payment for such Security) on any Regular Record Date therefor and before the opening of Business (at such office or agency) on the next succeeding Interest Payment Date therefor, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest shall not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                 Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Companies, at their election in each case, as provided in Clause (1) or (2) below:

                 (1) The Trust or the Corporation, as the case may be, may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Trust or the Corporation, as the case may be, shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time such Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Trust or the Corporation, as the case may be, of such Special Record Date and, in the name and at the expense of such Company shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security is surrendered at the office or agency at a Place of Payment for such Security in exchange for a Registered Security after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such proposed date of payment and Defaulted Interest shall not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                          (2) The Trust or the Corporation, as the case may be, may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by such Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                 Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.     Persons Deemed Owners.

                 Prior to due presentment of a Registered Security for registration of transfer, the Trust or the Corporation, as the case may be, the Trustee and any agent of such Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Trust or the Corporation, as the case may be, the Trustee nor any agent of such Company or the Trustee shall be affected by notice to the contrary.

                 The Trust or the Corporation, as the case may be, the Trustee and any agent of such Company or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon shall be overdue, and neither the Trust or the Corporation, as the case may be, nor the Trustee or any agent of such Company or the Trustee shall be affected by notice to the contrary.

                 None of the Trust or the Corporation, as the case may be, the Trustee or any agent of such Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest. Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Trust or the Corporation, as the case may be, or the Trustee or any agent of such Company, or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Common Depositary (or its nominee), as a Holder, with respect to such Global Security or impair, as between such Common Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the right of such Common Depositary (or its nominee) as holder of such Global Security.

SECTION 309.     Cancellation.

                 All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it.
The Trust or the Corporation, as the case may be, may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which such Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which such Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and Coupons held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310.     Computation of Interest.

                 Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

                                 ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.     Satisfaction and Discharge of Indenture.

                 This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for or in the form of Security for such series), and the Trustee, at the expense of the Companies, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                 (1)      either

                 (A) all Securities theretofore authenticated and delivered (other than (i) Coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities of such series and maturing after such exchange whose surrender is not required or has been waived as provided in
Section 305, (ii) Securities or Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) Coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in this Indenture, and (iv) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Trust or the Corporation, as the case may be, and thereafter repaid to such Company or discharged from such trust, as provided in Section 1010) have been delivered to the Trustee for cancellation; or

                 (B) all such Securities and, in the case of (i) and (ii) below, any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                          (i)         have become due and payable, or

                          (ii)        will become due and payable at their
Stated Maturity within one year, or

                          (iii)       are to be called for redemption within
one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Trust or the Corporation, as the case may be, and the Trust or the Corporation, as the case may be, in the case of (i), (ii) or (iii) above, have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of (a) funds in such currency or currencies, currency unit or units or composite currency or currencies in which such securities are payable or (b) in the case of (ii) or (iii) above, Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the Stated Maturity or Redemption Date money in an amount, or (c) a combination of money and Government Obligations, in each case sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certificate thereof delivered to the Trustee, to pay and discharge the entire indebtedness on such Securities and any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

                 (2) the Trust or the Corporation, as the case may be, have paid or caused to be paid all other sums payable hereunder by such Company; and

                 (3) the Trust or the Corporation, as the case may be, have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

                 Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Trust or the Corporation, as the case may be, to the Trustee under Section 607, the obligations of the Trustee to an Authenticating Agent under Section 613 and, if money or Government Obligations shall have been deposited with the Trustee pursuant to subclause (B) of clause
(1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1010 shall survive.

SECTION 402.     Application of Trust Money.

                 Subject to the provisions of the last paragraph of Section 1010, all money or Government Obligations deposited with the Trustee pursuant to Section 401 and all money received by the Trustee in respect of Government Obligations deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including a Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee.

SECTION 403.     Reinstatement.

                 If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Trust or the Corporation, as the case may be, under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article until such time as the Trustee or Paying Agent is permitted to apply all money held in trust with respect to the

Securities; provided, however, that if the Trust or the Corporation, as the case may be, makes any payment of principal of any Security following the reinstatement of its obligations, such Company shall be subrogated to the rights of the Holders of the Securities to receive such payment from the money so held in trust.


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.     Events of Default.

                 "EVENT OF DEFAULT," wherever used herein with respect to Securities of any series, means any one of the following events:

                 (1) default in the payment of interest on any Security of that series when such interest becomes due and payable and the default continues for a period of 30 days; or

                 (2) default in the payment of the principal of (or premium, if any, on) any Security of that series when the same becomes due and payable at Maturity, upon redemption (including redemptions under Article Eleven), or otherwise; or

                 (3) default in the payment of any sinking fund payment, when and as due by the terms of a Security of that series; or

                 (4) default in the performance, or breach, of any other covenant, agreement or warranty of the Trust or the Corporation, as the case may be, in the Securities of that series or this Indenture (other than a covenant, agreement or warranty a default in whose performance is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default for a period of 60 days after there has been given, by registered or certified mail, to such Company by the Trustee or to such Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (5) an event of default, as defined in any mortgage, indenture, or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Trust or the Corporation, as the case may be, (including Securities of another series) or a Subsidiary of such Company (whether such Indebtedness now exists or shall hereafter be created or incurred) shall occur and shall consist of default in





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

the payment of such Indebtedness at the maturity thereof (after giving effect to any applicable grace period) or shall result in Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such default in payment is not cured or such acceleration shall not be rescinded or annulled within 15 days after written notice to the Trust or the Corporation, as the case may be, from the Trustee or to the Trust or the Corporation, as the case may be, and to the Trustee from the Holders of at least 10% in aggregate principal amount of the Securities of that series at the time outstanding; provided that it shall not be an Event of Default if the principal amount of Indebtedness which is not paid at maturity or the maturity of which is accelerated is less than $_________; provided further that if, prior to a declaration of acceleration of the maturity of the Securities of that series or the entry of judgment in favor of the Trustee in a suit pursuant to Section 503, such default shall be remedied or cured by the Trust or the Corporation, as the case may be, or waived by the holders of such Indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders of the Securities of that series, and provided further, that, subject to Sections 601 and 602, the Trustee shall not be charged with knowledge of any such default unless written notice of such default shall have been given to the Trustee by Trust or the Corporation, as the case may be, by a holder or an agent of a holder of any such Indebtedness, by the trustee then acting under any indenture or other instrument under which such default shall have occurred, or by the Holders of at least five percent in aggregate principal amount of the Securities of that series at the time outstanding; or

                 (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Trust or the Corporation, as the case may be, or a Significant Subsidiary of such Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Trust or the Corporation, as the case may be, or a Significant Subsidiary of such Company, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Trust or the Corporation, as the case may be, or a Significant Subsidiary of such Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Trust or the Corporation, as the case may be, or a Significant Subsidiary of such Company or of any substantial part of the property of the Trust or the Corporation, as the case may be, or a Significant Subsidiary of such Company or ordering the winding up or liquidation of affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                 (7) the commencement by the Trust or the Corporation, as the case may be, or a Significant Subsidiary of such Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Trust or the Corporation, as the case may be, or a Significant Subsidiary of such Company in an involuntary case or proceeding under any such law, or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such a petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Trust or the Corporation, as the case may be, or a Significant Subsidiary of such Company or of any substantial part of the property of the Trust or the Corporation, as the case may be, or a Significant Subsidiary of such Company or the making of an assignment for a benefit of creditors, or the admission by it in writing of the inability of the Trust or the Corporation, as the case may be, or a Significant Subsidiary of such Company to pay its debts generally as they become due, or the taking of appropriate action in furtherance of any such action of the Trust or the Corporation, as the case may be, or a Significant Subsidiary of such Company; or

                 (8) any other Event of Default provided with respect to Securities of that series.

SECTION 502.     Acceleration of Maturity; Rescission and Annulment.

                 If an Event of Default with respect to Securities of any series at the time outstanding (other than an Event of Default specified in clause (6) or (7) of Section 501) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series, may declare the unpaid principal (or, if the Securities of that series are Original Issue Discount Securities or indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of and accrued interest to the date of acceleration on all the Outstanding Securities of that series to be due and payable immediately by notice in writing to the Trust or the Corporation, as the case may be, (and to the Trustee if given by the Holders) and, upon any such declaration, the Outstanding Securities of that series (or specified principal amount) shall become immediately due and payable.

                 If an Event of Default specified in clause (6) or (7) of
Section 501 occurs, all unpaid principal of and accrued interest on the Outstanding Securities of that series (or specified principal amount) shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.

                 Upon payment of all such principal and interest, all of the Trust's or the Corporation's obligations, as the case may be, under the Securities of that series and (upon payment of the Securities of all series) this Indenture shall terminate, except obligations under Section 607.

                 At any time after such a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee or the Stated Maturity thereof, the Holders of not less than a majority in principal amount of the Outstanding Securities of that series, by written notice to the Trust or the Corporation, as the case may be, and the Trustee, may rescind and annul such acceleration and its consequences if:

                 (1) the Trust or the Corporation, as the case may be, has paid or deposited with the Trustee a sum sufficient to pay all overdue interest on all Securities of that series and any Coupons appertaining thereto, the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities and, to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal that has become due otherwise than by such declaration of acceleration have been paid, plus certain fees, expenses, disbursements and advances of the Trustee;

                 (2) all existing Events of Default, other than the nonpayment of the principal of the Securities of that series that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

                 No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.     Collection of Indebtedness and Suits for Enforcement by
Trustee.

                 Each of the Companies covenants that if:

                 (1) default is made in the payment of any interest on any Security of any series or any Coupon appertaining thereto when such interest becomes due and payable and such default continues for a period of 30 days, or

                 (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof,





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


the Trust or the Corporation, as the case may be, will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities and any Coupons appertaining thereto, the whole amount then due and payable on such Securities and any Coupons appertaining thereto for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                 If the Trust or the Corporation, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sum so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same, severally and not jointly, against such Company or any other obligor upon such Securities and any Coupons appertaining thereto and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of such Company or any other obligor upon such Securities and any Coupons appertaining thereto, wherever situated.

                 If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any Coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy.

SECTION 504.     Trustee May File Proofs of Claim.

                 In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Trust or the Corporation, as the case may be, or any other obligor upon the Securities or any Coupons appertaining thereto or the property of such Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on such Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,





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

                 (i)         to file and prove a claim for the whole
         amount of principal (and premium, if any) and interest owing and unpaid by such Company in respect of the Securities or any Coupons appertaining thereto and to file such other papers and documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceedings, and

                 (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

                 (iii)         and any custodian, receiver, assignee,
         trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                 Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or any Coupon or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the Creditors' Committee.

SECTION 505.     Trustee May Enforce Claims Without Possession of Securities.

                 All rights of action and claims under this Indenture or the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities or Coupons in respect of which such judgment has been recovered.

SECTION 506.     Application of Money Collected.

                 Any money collected by the Trustee pursuant to this Article in respect of the Securities of any series or Coupons shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities or Coupons in respect of which moneys have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 First: To the payment of costs and expenses of collection, including all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607 applicable to such series;

                 Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities of such series and any Coupon in respect of which or for the benefit of which such money or other property has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities of such series and Coupons for principal (and premium, if any) and interest, respectively; and

                 Third: The balance, if any, to the Trust or the Corporation, as the case may be, as their interests may appear.

SECTION 507.     Limitation on Suits.

                 No Holder of any Security of any series or any Coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                 (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                 (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                 (3) such Holder or Holders shall have offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                 (4) the Trustee for 60 days after its receipt of such notice, request and offer of security and offer of indemnity has failed to institute any such proceedings; and

                 (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders of Securities shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                 Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security or payment of such Coupon, as the case may be, on the respective Stated Maturity or Maturities expressed in such Security or Coupon (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.     Restoration of Rights and Remedies.

                 If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, each of the Companies, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

SECTION 510.     Rights and Remedies Cumulative.

                 Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.     Delay or Omission Not Waiver.

                 No delay or omission of the Trustee or of any Holder of any Securities or Coupons to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.     Control by Holders.

                 The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

                 (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                 (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                 (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith shall determine that the action or proceedings so directed might involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of holders of the Securities of such series not joining in the giving of said direction, it being understood that (subject to Section 601) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such holders.

SECTION 513.     Waiver of Past Defaults.

                 The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may by written notice to the Trustee on behalf of the Holders of all the Securities of such series waive any default with respect to such series and its consequences, except a default

                 (1) in respect of the payment of the principal of (or premium, if any) or interest on any Security of such series or any Coupons appertaining thereto, or

                 (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                 Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture and the Securities of such series; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.     Undertaking for Costs.

                 All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by a Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).


                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.     Certain Duties and Responsibilities of the Trustee.

                 (a)      Except during the continuance of an Event of Default:

                 (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this

         Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                 (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                 (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                 (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                 (2) the Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceedings for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                 (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate security and indemnity against such risk or liability is not reasonably assured to it.

                 (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and subject to Sections 315 and 316 of the Trust Indenture Act.

SECTION 602.     Notice of Defaults.

                 Within 90 days after the occurrence of any Default or Event of Default with respect to the Securities of any series, the Trustee shall give to all Holders of Securities of such series, in the manner provided by Section 106 hereof, notice of such Default or Event of Default known to the Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series.

SECTION 603.     Certain Rights of Trustee.

                 Subject to the provisions of Section 601:

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) any request or direction of a Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of a Board of Directors may be sufficiently evidenced by a Board Resolution;

                 (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                 (d) before the Trustee acts or refrains from acting the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;





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

                 (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                 (f) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, officer's certificate or other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document, unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series; provided, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to so proceeding; the reasonable expenses of every such examination shall be paid by the Trust or the Corporation, as the case may be, or, if advanced by the Trustee, shall be repaid by the Trust or the Corporation, as the case may be, upon demand;

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                 (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                 (i) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

                 (j) the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions, or agreements on the part of a Company, except as otherwise set forth herein, but the Trustee may require of a Company full information and advice as to the performance of the covenants, conditions and agreements contained herein and shall be entitled in connection herewith to examine the books, records and premises of such Company;





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

                 (k) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful default; and

                 (l)      except for (h), a default under Sections 501(a) or
(b) hereof, or (ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or event unless specifically notified in writing of such event by the Trust or the Corporation, as the case may be, or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

SECTION 604.     Not Responsible for Recitals or Issuance of Securities.

                 The recitals contained herein and in the Securities and Coupons, except the Trustee's certificates of authentication, shall be taken as the statements of the Trust or the Corporation, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Trustee shall not be accountable for the use or application by the Trust or the Corporation, as the case may be, of Securities or the proceeds thereof.

SECTION 605.     May Hold Securities.

                 The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of a Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 608 and 609, may otherwise deal with a Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.     Money Held in Trust.

                 Money held by the Trustee in trust hereunder (including amounts held by the Trustee as Paying Agent) need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed to in writing by the Companies and the Trustee.




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
SECTION 607.     Compensation and Reimbursement.

                 (1) The Companies agree to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                 (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                 The obligations of the Companies under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Companies, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of particular Securities, and the Securities are hereby subordinated to such prior claim. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including reasonable fees and expenses of its counsel) and the compensation for the service in connection therewith are intended to constitute expenses of administration under any applicable Bankruptcy Law.

SECTION 608.     Eligibility; Disqualification; Conflicting Interests.

                 The Trustee shall at all times satisfy the requirements of Trust Indenture Act Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Trust Indenture Act Section 310(b).




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
SECTION 609.     Preferential Collection of Claims Against Companies.

                 The Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act
Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

SECTION 610.     Resignation and Removal; Appointment of Successor.

                 (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                 (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Companies. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                 (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Companies.

                 (d)      If at any time:

                 (1) the Trustee shall fail to comply with Section 608 after written request therefor by a Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

                 (2) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Companies or by any such Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

                 (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Companies, each by a Board Resolution, may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

                 (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Companies, each by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Companies and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Companies with respect to such Securities. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Companies or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                 (f) The Companies shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.     Acceptance of Appointment by Successor.

                 (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Companies and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of a Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                 (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Companies, the retiring Trustee and each successor Trustee with respect to the Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which
(1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Companies or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                 (c) Upon request of any such successor Trustee, the Companies shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                 (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.



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
SECTION 612.     Merger, Conversion, Consolidation or Succession to Business.

                 Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.     Appointment of Authenticating Agent.

                 The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon the original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Companies and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                 Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or





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

consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                 An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Companies. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Companies. Upon receiving such notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Companies and shall provide notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                 The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                 If an appointment with respect to Securities of one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

Dated:_________________

                 This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                              _____________________________
                                                                 As Trustee


                                             By____________________________
                                                    As Authenticating Agent


                                             By____________________________
                                                         Authorized Officer


                                 ARTICLE SEVEN

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANIES

SECTION 701.     Companies to Furnish Trustee Names and Addresses of Holders.

                 The Trust or the Corporation, as the case may be, will furnish or cause to be furnished to the Trustee:

                 (a) semi-annually, not later than 15 days after each Regular Record Date, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                 (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by such Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

SECTION 702.     Preservation of Information; Communications to Holders.

                 (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                 (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities or Coupons and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                      (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with
         Section 702(a); or

                      (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                 If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                 (c) Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Trust or the Corporation, as the case may be, and the Trustee that neither such Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 702(b).

SECTION 703.     Reports by Trustee.

                 (a) The Trustee shall transmit to Holders of Securities such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                 (b) A copy of each such report at the time of its transmission to Holders shall be filed with the Commission and each securities exchange on which any Securities are listed. The Trust or the Corporation, as the case may be, agrees promptly to notify the Trustee whenever any Securities become listed on any securities exchange and of any delisting thereof.

SECTION 704.     Reports by Companies.

                 Each of the Companies shall:

                 (1) file with the Trustee, within 15 days after such Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which such Company may be required to file with the Commission pursuant to
         Section 13 or Section 15(d) of the Exchange Act; or, if such Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
         Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                 (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by such Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                 (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, (a) concurrently with furnishing the same to its stockholders, such Company's annual report to stockholders, containing certified financial statements, and any other financial reports which such Company generally furnishes to its stockholders, and (b) within 30 days after the filing thereof with the Trustee, such summaries of any other information, documents and reports required to be filed by such Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                 (4) furnish to the Trustee, on or before May 1 of each year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of such Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. Such certificate need not comply with Section 102.


                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.     Companies May Consolidate, Etc. on Certain Terms

                 Neither the Trust or the Corporation, as the case may be, shall consolidate with, or sell, lease, or convey all or substantially all of its assets to, or merge with or into, any other Person, unless:

                 (1) either the Trust or the Corporation, as the case may be, shall be the continuing entity, or the successor entity (if other than the Trust or the Corporation, as the case may be) formed by or resulting from any such consolidation or merger or which shall have received the transfer of such assets shall be a corporation, partnership or trust organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall, by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, expressly assume the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the due and punctual performance and observance of all of the covenants of the Securities, Coupons and this Indenture on the part of such Company to be performed or observed Securities, Coupons and this Indenture;

                 (2) immediately after giving effect to such transaction, no Event of Default, or event which after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

                 (3) such Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, sale, lease, conveyance, or merger and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.     Successor Substituted.

                 Upon any consolidation with or merger with or into, or any sale, lease or conveyance, of all or substantially all of its assets to, any Person in accordance with Section 801, the successor Person formed by such consolidation or into which such Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, such Company under this Indenture with the same effect as if such successor Person had been named as such Company herein, and thereafter, except in the case of a lease to another Person, the predecessor person shall be relieved of all obligations and covenants under this Indenture, the Securities and the Coupons.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.     Supplemental Indentures Without Consent of Holders.

                 Without the consent of any Holders, the Companies, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                 (1) to evidence the succession of another Person to a Company and the assumption by any such successor of the covenants of such Company herein and in the Securities; or

                 (2) to add to the covenants of a Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon a Company; or

                 (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities; or

                 (4) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of, or to liberalize certain terms of, Securities in bearer form, or to permit or facilitate the issuance of Securities in uncertificated form and with or without interest coupons;provided, that such action shall not adversely affect the interests of the holders of the Securities of any series in any material respect;

                 (5) to change or eliminate any provisions of this Indenture in respect of one or more series of Securities, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series or Coupon created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                 (6)      to secure the Securities; or

                 (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                 (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series or facilitate the administration of the trust hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                 (9) to cure any ambiguity, defect or inconsistency or to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                 (10) to supplement any of the provisions of this Indenture to the extent necessary to permit or facilitate the defeasance and discharge of any series of Securities or of any applicable Guarantees;provided that such action shall not adversely affect the interests of the Holders of the Securities of any series in any material respect.

                 Upon request of the Companies, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in (and subject to the last sentence of) Section 903, the Trustee shall join with the Companies in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture.

SECTION 902.     Supplemental Indentures with Consent of Holders.

                 With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to each of the Companies and the Trustee, the Companies, each when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any Coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                 (1) change the Stated Maturity of the principal of, or premium, if any, or any installment of principal of or interest on, any such Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or extend the time for payment thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or would be provable in bankruptcy or adversely affect any right of repayment of the Holder of any such Security, or change any Place of Payment where, or the coin or currency in which, any such Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or with respect to any such Security;

                 (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or Defaults or Events of Default hereunder and their consequences or to reduce the quorum or voting requirements provided for in this Indenture;

                 (3) modify any of the provisions of this Indenture relating to the subordination of any Securities issued hereunder (including Article Fourteen) in a manner adverse to the Holders of such Securities; or

                 (4) change the redemption provisions (including Article Eleven) hereof in a manner adverse to such Holder; or

                 (5)      modify any of the provisions of this Section, or
         Section 513, except to increase any such required percentage or to provide that certain other provisions of this





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

         Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, howeve, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provisions of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                 It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.     Execution of Supplemental Indentures.

                 The Trustee shall sign any supplemental indenture authorized pursuant to this Article, subject to the last sentence of this Section 903. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.     Effect of Supplemental Indentures.

                 Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.     Conformity with Trust Indenture Act.

                 Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.





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

SECTION 906.     Reference in Securities to Supplemental Indentures.

                 Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Trust or the Corporation, as the case may be, shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and such Company to any such supplemental indenture may be prepared and executed by such Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

SECTION 907.     Notice of Supplemental Indentures.

                 Promptly after the execution by each of the Companies and the Trustee of any supplemental indenture pursuant to Section 902, the Companies shall transmit to the Holders a notice setting forth the substance of such supplemental indenture.


                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001.    Payments of Securities.

                 With respect to each series of Securities, the Trust or the Corporation, as the case may be, covenants and agrees, severally and not jointly, that it will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with the terms of the Securities or any Coupons appertaining thereto and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.
Any interest due on any Bearer Security on or before the maturity thereof shall be payable only upon presentation and surrender of the Coupons appertaining thereto for such interest as they severally mature.

SECTION 1002.    Maintenance of Office or Agency.

                 The Trust or the Corporation, as the case may be, will maintain in each Place of Payment an office or agency where Securities (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon such Company





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

in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Trust or the Corporation, as the case may be, shall maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series which is located outside the United States where Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment. The Trust or the Corporation, as the case may be, will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Trust or the Corporation, as the case may be, shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment at the place specified for the purpose with respect to such Securities as provided in or pursuant to this Indenture, and each of the Trust or the Corporation, as the case may be, hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                 Except as otherwise provided in or pursuant to this Indenture, no payment of principal (premium, if any) or interest with respect to Bearer Securities shall be made at any office or agency of the Trust or the Corporation, as the case may be, in the United States or by check mailed to any address in the United States by transfer to an account maintained with a bank located in the United States; provided, however, if amounts owing with respect to any Bearer Securities shall be payable in U.S. dollars, payment of principal of (premium, if any) or interest on any such Security may be made at the Corporate Trust Office of the Trustee or any office or agency designated by the Trust or the Corporation, as the case may be, in the United States, but only if payment of the full amount of such principal (premium, if any) or interest at all offices outside the United States maintained for such purpose by the Trust or the Corporation, as the case may be, in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

                 The Trust or the Corporation, as the case may be, may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve such Company of its obligation to maintain an office or agency in each Place of Payment for such purposes. The Trust or the Corporation, as the case may be, will give prompt written





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

notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.    Corporate Existence.

                 Subject to Article Eight hereof, the Trust or the Corporation, as the case may be, will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and that of each of its Subsidiaries and the rights (charter and statutory), licenses and franchises of such Company and its Subsidiaries; provided, however, that (a) such Company shall not be required to preserve any such right, license or franchise or the corporate existence of any of its Subsidiaries if its Board of Directors, or the board of directors of the Subsidiary concerned, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Company or any of its Subsidiaries, and (b) nothing herein contained shall prevent any Subsidiary of such Company from liquidating or dissolving, or merging into, or consolidating with such Company (provided that such Company shall be the continuing or surviving corporation) or with any one or more other Subsidiaries if the Board of Directors of a Company or the board of directors of the Subsidiary concerned, as the case may be, shall so determine.

SECTION 1004.    Payment of Taxes and Other Claims.

                 The Trust or the Corporation, as the case may be, will pay or discharge, or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon such Company or any Subsidiary or upon the income, profits or property of such Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a material lien upon the property of such Company or any Subsidiary; provided, however, that such Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1005.    Maintenance of Properties.

                 The Trust or the Corporation, as the case may be, will cause all of its material properties used or useful in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order (normal wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Company may be necessary, so that the business carried on in connection





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

therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent such Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of its Board of Directors or of the board of directors of the Subsidiary concerned, as the case may be, desirable in the conduct of the business of such Company or any Subsidiary of such Company.

SECTION 1006.    Insurance.

                 The Trust or the Corporation, as the case may be, will, and will cause each of its Subsidiaries to, keep all of its insurable properties insured against loss or damage at least equal to their then full insurable value with insurers of recognized responsibility.

SECTION 1007.    Compliance Certificates.

                 (a) The Trust or the Corporation, as the case may be, shall deliver to the Trustee within 120 days after the end of each fiscal year of such Company (which fiscal year currently ends on December 31), an Officer's Certificate stating whether or not the signer knows of any Default or Event of Default by such Company that occurred prior to the end of the fiscal year and is then continuing. If the signer does know of such a Default or Event of Default, the certificate shall describe each such Default or Event of Default and its status and the specific section or sections of this Indenture in connection with which such Default or Event of Default has occurred. The Trust or the Corporation, as the case may be, shall also promptly notify the Trustee in writing should such Company's fiscal year be changed so that the end thereof is on any date other than the date on which such Company's fiscal year currently ends. The certificate need not comply with Section 102 hereof, but shall comply with Section 314(a)(4) of the Trust Indenture Act.

                 (b) The Trust or the Corporation, as the case may be, shall deliver to the Trustee, within 10 days after the occurrence thereof, notice of any acceleration which with the giving of notice and the lapse of time would be an Event of Default within the meaning of Section 501(4) hereof.

                 (c) The Trust or the Corporation, as the case may be, shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by such Company's independent certified public accountants stating (i) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters and (ii) whether, in connection with their audit examination, any Default has come to their attention and if such a Default has come to their attention, specifying the nature and period of existence thereof and the specific section or sections of this Indenture in connection with which such Default has occurred;provided that, without any restriction as to the scope of the audit examination, such independent certified public accountants shall not be liable by reason of the failure to obtain knowledge of such Default that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards.

                 (d) The Trust or the Corporation, as the case may be, shall deliver to the Trustee forthwith upon becoming aware of a Default or Event of Default (but in no event later than 10 days after the occurrence of each Default or Event of Default that is continuing), an Officer's Certificate setting forth the details of such Default or Event of Default and the action that such Company proposes to take with respect thereto and the specific section or sections of this Indenture in connection with which such Default or Event of Default has occurred.

SECTION 1008.    Commission Reports.

                 (a) The Companies shall file with the Trustee, within 15 days after filing them with the Commission, copies of the quarterly and annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Companies are required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. If the Companies are not subject to the requirements of such Section 13 or 15(d) of the Exchange Act, the Companies shall file with the Trustee, within 15 days after they would have been required to file such information with the Commission, financial statements, including any notes thereto and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Companies would have been required to include in such annual reports, information, documents or other reports if the Companies had been subject to the requirements of such Sections 13 or 15(d) of the Exchange Act. The Companies also shall comply with the other provisions of Section 314(a) of the Trust Indenture Act.

                 (b) So long as the Securities remain outstanding, the Companies shall cause their annual report to stockholders





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

         and any other financial reports furnished by them to stockholders generally, to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Security Registrar in each case at the time of such mailing or furnishing to stockholders. If the Companies are not required to furnish annual or quarterly reports to their stockholders pursuant to the Exchange Act, the Companies shall cause their financial statements, including any notes thereto and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," to be so filed with the Trustee and mailed to the Holders within 90 days after the end of each of the Companies' fiscal years and within 45 days after the end of each of the first three quarters of each fiscal year.

                 (c) The Companies shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Companies may be required to deliver to the Holders under this Section 1008.

SECTION 1009.    Waiver of Stay, Extension or Usury Laws.

                 The Trust or the Corporation, as the case may be, covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will actively resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive such Company from paying all or any portion of the principal of and/or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each such Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 1010.    Money for Securities Payments to Be Held in Trust.

                 If the Trust or the Corporation, as the case may be, shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                 Whenever the Trust or the Corporation, as the case may be, shall have one or more Paying Agents for any series of Securities and any Coupons appertaining thereto, it will, one Business Day prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (premium, if any) or interest, and (unless such Paying Agent is the Trustee) such Company will promptly notify the Trustee of its action or failure to so act.

                 The Trust or the Corporation, as the case may be, will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                 (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                 (2) give the Trustee notice of any default by the Trust or the Corporation, as the case may be (or any other obligor upon the Securities of that series), in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                 (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Securities of that series.

                 The Trust or the Corporation, as the case may be, may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                 Any money deposited with the Trustee or any Paying Agent, or then held by the Trust or the Corporation, as the case may be, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for one year after such principal (and premium, if any) or interest has become due and payable shall be paid to such Company on Company Request, or (if then held by such Company) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to such Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of such Company, as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of such Company, cause to be published once, in an Authorized Newspaper published in the English language in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to such Company.

SECTION 1011.    Additional Amounts.

                 If any Securities of a series provide for the payment of Additional Amounts, the Trust or the Corporation, as the case may be, will pay to the Holder of any Security of any such series or any Coupon appertaining thereto Additional Amounts as may be specified as contemplated by Section 301. Whenever in this Indenture there is mentioned, in any context except in the case of Section 502(1), the payment of the principal of (and premium, if any) or interest on, or in respect of, any Security of any series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                 Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (of if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Trust or the Corporation, as the case may be, will furnish the Trustee and such Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series or any related Coupons who are not United States persons without withholding for on account of any tax, assessment or other governmental charge described in the Securities of the series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series or related Coupons and the Trust or the Corporation, as the case may be, will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. If the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series or related Coupons until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series or related Coupons without withholding or deductions until otherwise advised. The Trust or the Corporation, as the case may be, covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on its part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section or in reliance on such Company's not furnishing such an Officers' Certificate.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.    Applicability of Article.

                 Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.    Election to Redeem; Notice to Trustee.

                 The election of the Trust or the Corporation, as the case may be, to redeem any Securities shall be evidenced by a

Board Resolution. In case of any redemption at the election of the Trust or the Corporation, as the case may be, of less than all the Securities of any series, such Company shall, at least 45 days prior to the Redemption Date fixed by such Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Trust or the Corporation, as the case may be, shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

SECTION 1103.    Selection by Trustee of Securities to Be Redeemed.

                 If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 90 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, substantially pro rata, by lot or by any other method as the Trustee considers fair and appropriate and that complies with the requirements of the principal national securities exchange, if any, on which such Securities are listed, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided that in case the Securities of such series have different terms and maturities, the Securities to be redeemed shall be selected by the Trust or the Corporation, as the case may be, and such Company shall give notice thereof to the Trustee.

                 The Trustee shall promptly notify the Trust or the Corporation, as the case may be, in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                 For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of the Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.    Notice of Redemption.

                 Notice of redemption shall be given in the manner provided in
Section 106, not less than 30 nor more than 45 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

                 All notices of redemption shall state:

                 (1)      the Redemption Date;

                 (2)      the Redemption Price;

                 (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                 (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                 (5) the place or places where such Securities together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price;

                 (6) that the redemption is for a sinking fund, if such is the case;

                 (7) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Trust or the Corporation, as the case may be, the Trustee and any Paying Agent is furnished;

                 (8) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not being redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Trust or the Corporation, as the case may be, on which such exchanges may be made, and

                 (9) the CUSIP number, if any, of the Securities to be redeemed.

                 Notice of redemption of Securities to be redeemed at the election of the Trust or the Corporation, as the case may be, shall be given by such Company or, at such Company's request, by the Trustee in the name and at the expense of such Company.

SECTION 1105.    Deposit of Redemption Price.

                 Prior to any Redemption Date, the Trust or the Corporation, as the case may be, shall deposit with the Trustee or with a Paying Agent (or, if such Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1010) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106.    Securities Payable on Redemption Date.

                 Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Trust or the Corporation, as the case may be, shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and Coupons for such interest appertaining to any Bearer Securities to be redeemed, except as provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons such Security shall be paid by the Trust or the Corporation, as the case may be, at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 307; and provided, further, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest at an office or agency located outside of the United States except as otherwise provided in
Section 1002.

                 If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Trust or the Corporation, as the case may be, and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have





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

been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that any interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency for such Security located outside of the United States except as otherwise provided in Section 1002.

                 If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.    Securities Redeemed in Part.

                 Any Registered Security which is to be redeemed only in part shall be surrendered at an office or agency of the Trust or the Corporation, as the case may be, at a Place of Payment therefor (with, if such Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to such Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and such Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Registered Security without service charge, a new Registered Security or Registered Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Registered Security so surrendered.


                                 ARTICLE TWELVE

                                 SINKING FUNDS

SECTION 1201.    Applicability of Article.

                 The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 301 for Securities of such series.

                 The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "MANDATORY SINKING FUND PAYMENT," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "OPTIONAL SINKING FUND PAYMENT." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of





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

Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202.    Satisfaction of Sinking Fund Payments with Securities.

                 The Trust or the Corporation, as the case may be, (1) may deliver Securities of a series (other than any Securities previously called for redemption), together in the case of any Bearer Securities for such series with all unmatured Coupons appertaining thereto and (2) may apply as a credit Securities of a series which have been redeemed either at the election of such Company, pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.    Redemption of Securities for Sinking Fund.

                 Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Trust or the Corporation, as the case may be, will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered (which have not been previously delivered). Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Trust or the Corporation, as the case may be, in the manner provided in
Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


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
                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301. Applicability of Article; Companies' Option to Effect Defeasance or Covenant Defeasance.

                 Unless pursuant to Section 301 provision is made for the inapplicability of either or both of (a) defeasance of the Securities of a series under Section 1302 or (b) covenant defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article, shall be applicable to the Securities of such series, and the Trust or the Corporation, as the case may be, may at their option, by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (unless inapplicable) or Section 1303 (unless inapplicable) be applied to the Outstanding Securities of such series upon compliance with the applicable conditions set forth below in this Article.

SECTION 1302.    Defeasance and Discharge.

                 Upon the exercise of the option provided in Section 1301 to defease the Outstanding Securities of a particular series and any Coupons appertaining thereto, the Trust or the Corporation, as the case may be, shall be discharged from its obligations with respect to the Outstanding Securities of such series and any Coupons appertaining thereto on the date the applicable conditions set forth in Section 1304 are satisfied (hereinafter, "DEFEASANCE"). Defeasance shall mean that the Trust or the Corporation, as the case may be, shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and any Coupons appertaining thereto and to have satisfied all its other obligations under such Securities and any Coupons appertaining thereto and this Indenture insofar as such Securities and any Coupons appertaining thereto are concerned (and the Trustee, at the expense of such Company, shall execute proper instruments acknowledging the same); provided, however, that the following rights, obligations, powers, trusts, duties and immunities shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series and any Coupons appertaining thereto to receive, solely from the trust fund provided for in Section 1304, payments in respect of the principal of (and premium, if any) and interest on such Securities and any Coupons appertaining thereto when such payments are due, (B) such Company's obligations with respect to such Securities and any Coupons appertaining thereto under Sections 304, 305, 306, 1002 and 1010, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article, the Trust or the Corporation, as the case may be, may exercise their option with respect to defeasance under this Section 1302 notwithstanding the prior exercise of their option with respect





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

to covenant defeasance under Section 1303 in regard to the Securities of such series and any Coupons appertaining thereto.

SECTION 1303.    Covenant Defeasance.

                 Upon the exercise of the option provided in Section 1301 to obtain a covenant defeasance with respect to the Outstanding Securities of a particular series and any Coupons appertaining thereto, the Trust or the Corporation, as the case may be, shall be released from its obligations under this Indenture (except its obligations under Sections 304, 305, 306, 506, 509, 610, 1001, 1002, 1005 and 1010) with respect to the Outstanding Securities of such series on and after the date the applicable conditions set forth in
Section 1304 are satisfied (hereinafter, "COVENANT DEFEASANCE"). Covenant defeasance shall mean that, with respect to the Outstanding Securities of such series, the Trust or the Corporation, as the case may be, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in this Indenture (except its obligations under Sections 304, 305, 306, 506, 509, 610, 1001, 1002, 1005 and 1010), whether directly or indirectly by reason of any reference elsewhere herein or by reason of any reference to any other provision herein or in any other document, and such omission to comply shall not constitute an Event of Default under Section 501(4) with respect to Outstanding Securities of such series, and the remainder of this Indenture and of the Securities of such series shall be unaffected thereby.

SECTION 1304.    Conditions to Defeasance or Covenant Defeasance.

                 The following shall be the conditions to defeasance under
Section 1302 and covenant defeasance under Section 1303 with respect to the Outstanding Securities of a particular series:

                          (1) the Trust or the Corporation, as the case may be, shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article applicable to it), under the terms of an irrevocable trust agreement in form and substance reasonably satisfactory to such Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, (A) funds in such currency or currencies, currency unit or units or composite currency or currencies in which such securities are payable in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance





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

                 with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, after payment of all Federal, State and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and each installment of principal of (and premium, if any) and interest on the Outstanding Securities of such series and any Coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series and any Coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any Coupons appertaining thereto.

                          (2) No Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit, and no Default or Event of Default under clause (6) or (7) of Section 501 hereof shall occur and be continuing, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                          (3)     Such deposit, defeasance or covenant
                 defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the defeasing Company is a party or by which it is bound.

                          (4) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any national securities exchange registered under the Exchange Act to be delisted.

                          (5)     In the case of an election with respect to
                 Section 1302, the Trust or the Corporation, as the case may be, shall have delivered to the Trustee either (A) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred or (B) an Opinion of Counsel, based on such ruling or on a change in the applicable Federal income tax law since the date of this Indenture, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                          (6)     In the case of an election with respect to
                 Section 1303, the Trust or the Corporation, as the case may be, shall have delivered to the Trustee an Opinion of Counsel or a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                          (7) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Trust or the Corporation, as the case may be, in connection therewith pursuant to Section 301.

                          (8) The Trust or the Corporation, as the case may be, shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under
                 Section 1303 (as the case may be) have been complied with.

SECTION 1305.    Deposited Money and Government Obligations To Be Held In
                 Trust.

                 Subject to the provisions of the last paragraph of Section 1010, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of a particular series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Trust or the Corporation, as the case may be, acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                 If the Trust or the Corporation, as the case may be, have deposited funds and/or Government Obligations to effect defeasance or covenant defeasance with respect to Securities of any series, (a) the Holder of a Security of such series is entitled to, and does elect pursuant to the applicable Indenture or the terms of such Security to receive payment in a currency, currency unit or composite currency other than that in which such deposit has been made in respect of such Security, or (b) a Conversion Event (as defined below) occurs in respect of the currency, currency unit or composite currency in which such deposit has been made, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any) and interest on such Security as they become due out of the proceeds yielded by converting the amount so deposited in respect of such Security into the currency, currency unit or composite currency in which such Security becomes payable as a result of such election or such Conversion Event based on the applicable market exchange rate. "Conversion Event" means the cessation of use of (i) a currency, currency unit or composite currency both by the government of the country which issued such currency and for the settlement of transactions by a central bank or other public institution of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Community or (iii) any currency unit or composite currency other than the ECU for the purposes for which it was established. Unless otherwise provided in accordance with Section 301, all payments of principal of (and premium, if any) and interest on any Security that is payable in a foreign currency that ceases to be used by its government of issuance shall be made in U.S. dollars.

                 The Trust or the Corporation, as the case may be, shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series and any Coupons appertaining thereto.

                 Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Trust or the Corporation, as the case may be, from time to time upon Company Request any money or Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited for the purpose for which such money or Government Obligations were deposited.

                 SECTION 1306.    Reinstatement.

                 If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to the Securities of any series and any Coupons appertaining thereto by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Trust or the Corporation, as the case may be, under this Indenture and the Securities of such series and any Coupons appertaining thereto shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to Securities of such series or any Coupons appertaining thereto until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to Securities of such series and any Coupons appertaining thereto in accordance with this Article; provided, however, that if the Trust or the Corporation, as the case may be, make any payment of principal of (or premium, if any) or interest on any Security of such series or any Coupons appertaining thereto following the reinstatement of its obligations, such Company shall be subrogated to the rights of the Holders of Securities of such series and any Coupons appertaining thereto to receive such payment from the money so held in trust.


                                ARTICLE FOURTEEN

                          SUBORDINATION OF SECURITIES

SECTION 1401.    Applicability of Article.

                 The provisions of this Article shall be applicable to Securities of any series which are Subordinated Indebtedness, except as otherwise specified as contemplated by Section 301 for Securities of such series.

SECTION 1402.    Securities Subordinate to Senior Indebtedness.

                 The Trust or the Corporation, as the case may be, covenants and agrees, and each Holder of a Security or Coupon, by his or her acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and any Coupons appertaining thereto and the payment of the principal of (and premium, if any) and interest on each and all of the Securities or Coupons are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 1403.    Payment Over of Proceeds Upon Dissolution, Etc.

                 In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Trust or the Corporation as the case may be, or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Trust or the Corporation, as the case may be, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of a creditors or any other marshalling of assets and liabilities of the Trust or the Corporation, as the case may be, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Company being subordinated to the payment of the Securities or Coupons, which may be payable or deliverable in respect of the Securities or Coupons in any such case, proceeding, dissolution, liquidation or other winding up or event.

                 In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security or Coupon shall have received any payment or distribution of assets of the Trust or the Corporation, as the case may be, of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Company being subordinated to the payment of the Securities or Coupons, before all Senior Indebtedness is paid in full, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of such Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                 For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock or beneficial interest of the Trust or the Corporation, as the case may be, as reorganized or readjusted, or securities of such Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities and Coupons are so subordinated as provided in this Article. The consolidation of the Trust or the Corporation, as the case may be, with, or the merger of such Company into, another Person or the liquidation or dissolution of such Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of such Company for the purposes of this
Section if the Person formed by such consolidation or into which such Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1404. Prior Payment to Senior Indebtedness Upon Acceleration of Securities.

                 In the event that any Securities or Coupons are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Indebtedness shall be entitled to receive payment in full of all amounts due on or in respect of all Senior Indebtedness before the Holders of the Securities or Coupons are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Trust or the Corporation, as the case may be, being subordinated to the payment of the Securities or Coupons) by the Trust or the Corporation, as the case may be, on account of the principal of (or premium, if any) or interest on the Securities or Coupons or on account of the purchase or other acquisition of Securities or Coupons.

                 In the event that, notwithstanding the foregoing, the Trust or the Corporation, as the case may be, shall make any payment to the Trustee or the Holder of any Security or Coupon prohibited by the foregoing provisions of this Section, and if such fact shall at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then in such event such payment shall be paid over and delivered forthwith to such Company.

                 The provisions of this Section shall not apply to any payment with respect to which Section 1403 would be applicable.

SECTION 1405.    No Payment When Senior Indebtedness in Default.

                 (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, and unless and until such default in payment or event of default shall have been cured or waived or shall have ceased to exist or unless judicial proceedings with respect thereto have not been commenced within 150 days after such default in payment or event of default, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Trust or the Corporation, as the case may be, being subordinated to the payment of the Securities or Coupons) shall be made by the Trust or the Corporation, as the case may be, on account of principal of (or premium, if any) or interest on the Securities or Coupons or on account of the purchase or other acquisition of Securities or Coupons.

                 In the event that, notwithstanding the foregoing, the Trust or the Corporation, as the case may be, shall make any payment to the Trustee or the Holder of any Security of Coupon prohibited by the forgoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the cause may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to such Company.

                 The provisions of this Section shall not apply to any payment with respect to which Section 1403 would be applicable.

SECTION 1406.    Payment Permitted if No Default.

                 Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Trust or the Corporation, as the case may be, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of such Company referred to in Section 1403 or under the conditions described in
Section 1404 or 1405, from making payments at any time of principal of (or premium, if any) or interest on the Securities or Coupons, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal (or premium, if any) or interest on the Securities or Coupons or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge, as provided in Section 1411, that such payment would have been prohibited by the provisions of this Article.

SECTION 1407.    Subrogation to Rights of Holders of Senior Indebtedness.

                 Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities and Coupons shall be subrogated (equally and ratably with the holders of all indebtedness of the Trust or the Corporation, as the case may be, which by its express terms is subordinated to indebtedness of such Company to substantially the same extent as the Securities and Coupons are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities and Coupons shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or Coupons or the Trustee, shall, as among the Trust or the Corporation, as the case may be, its creditors other than holders of Senior Indebtedness and the Holders, be deemed to be a payment or distribution by such Company to or on account of the Senior Indebtedness.

SECTION 1408.    Provisions Solely to Define Relative Rights.

                 The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities or Coupons is intended to or shall (a) impair, as among the Trust or the Corporation, as





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the case may be, its creditors other than holders of Senior Indebtedness and the Holders, the obligation of such Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to the fullest extent permitted by law to rank equally with all other general obligations of such Company), to pay to the Holders of the Securities and Coupons the principal of (or premium, if any) and interest on the Securities and Coupons as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against such Company of the Holders and creditors of such Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1409.    Trustee to Effectuate Subordination.

                 Each Holder of a Security or Coupon by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

SECTION 1410.    No Waiver of Subordination Provisions.

                 No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Trust or the Corporation, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by such Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                 Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities or Coupons, without incurring responsibility to the Holders of the Securities or Coupons and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities or Coupons to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior





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

Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness;
(iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Companies or any other Person.

SECTION 1411.    Notice to Trustee.

                 The Trust or the Corporation, as the case may be, shall give prompt written notice to the Trustee of any fact known to such Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities or Coupons. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities or Coupons, unless and until the Trustee shall have received written notice thereof from the Trust or the Corporation, as the case may be, or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt for any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this
Section 1411 at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium if any) or interest on any Security or Coupon), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it during or after such three Business Day period.

                 Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial





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

determination as to the right of such Person to receive such payment.

SECTION 1412.    Reliance on Judicial Order or Certificate of Liquidating
Agent.

                 Upon any payment or distribution of assets of the Trust or the Corporation, as the case may be, referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities and Coupons shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or the Holders of Securities or Coupons, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of such Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1413.    Trustee Not Fiduciary for Holders of Senior Indebtedness.

                 The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or Coupons or to the Trust or the Corporation, as the case may be, or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 1414. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

                 The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                 Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.





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

SECTION 1415.    Article Applicable to Paying Agents.

                 In case at any time any Paying Agent other than the Trustee shall have been appointed by the Trust or the Corporation, as the case may be, and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1414 shall not apply to such Company or any Affiliate of such Company if it or such Affiliate acts as Paying Agent.


                                ARTICLE FIFTEEN

                                    GUARANTY

SECTION 1501.    Applicability of Article.

                 The provisions of this Article shall be applicable to any guaranty by the Corporation of Securities of any series issued by the Trust, except as otherwise specified as contemplated by Section 301 for Securities of such series.

SECTION 1502.    Guaranty.

                 (a) In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation hereby irrevocably and unconditionally guarantees (the "Guaranty"), to each Holder of a Security or Coupon authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities, the Coupons or the obligations of the Trust under this Indenture, the Securities or Coupons, that:
(x) the principal of (and premium, if any) and interest on the Securities and Coupons will be paid in full when due, whether at the Stated Maturity or Interest Payment Date, by acceleration, call for redemption or otherwise; (y) all other obligations of the Trust to the Holders or the Trustee under this Indenture or the Securities will be promptly paid in full or performed, all in accordance with the terms of this Indenture and the Securities; and (z) in case of any extension of time of payment or renewal of any Securities, Coupons or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, the Corporation shall be obligated to pay the same before failure so to pay becomes an Event of Default. If the Trust defaults in the payment of the principal of, premium, if any, or interest on, the Securities when and as the same shall become due, whether upon maturity, acceleration, call for redemption or otherwise, without the necessity of action by the Trustee or any Holder, the Corporation shall be required to promptly make such payment in full.

                 (b) The Corporation hereby agrees that its obligations with regard to this Guaranty shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities, Coupons or this Indenture, the absence of any action to enforce the same, any delays in obtaining or realizing upon or failures to obtain or realize upon collateral, the recovery of any judgment against the Trust, any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a guarantor (except as provided in Sections 1504 and 1505). The Corporation hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Trust, any right to require a proceeding first against the Trust or right to require the prior disposition of the assets of the Trust to meet its obligations, protest, notice and all demands whatsoever and covenants that this Guaranty will not be discharged (except to the extent released pursuant to Section 1504 or 1505) except by complete performance of the obligations contained in the Securities, Coupons and this Indenture.

                 (c) If any Holder or the Trustee is required by any court or otherwise to return to either the Trust or the Corporation, or any Custodian, trustee, or similar official acting in relation to either the Trust or the Corporation, any amount paid by either the Trust or the Corporation to the Trustee or such Holder, this Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect (except to the extent released pursuant to Section 1504 or 1505). The Corporation agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Corporation further agrees that, as between the Corporation, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 502 for the purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Trust of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in Section 502, those obligations (whether or not due and payable) will forthwith become due and payable by the Corporation for the purpose of this Guaranty.

                 (d) The Corporation and by its acceptance of a Security issued hereunder each Holder hereby confirms that it is the intention of all such parties that the guarantee by the Corporation set forth in Section 1502(a) not constitute a fraudulent transfer or conveyance for purpose of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and the Corporation hereby irrevocably agree that the obligations of the Corporation under its guarantee set forth in Section 1502(a) shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Corporation, result in the obligations of the Corporation under such guarantee not constituting such a fraudulent transfer or conveyance.

                 (e) It is the intention of the Corporation and the Trust that the obligations of the Corporation hereunder shall be in, but not in excess of, the maximum amount permitted by applicable law. Accordingly, if the obligations in respect of the Guaranty would be annulled, avoided or subordinated to the creditors of the Corporation by a court of competent jurisdiction in a proceeding actually pending before such court as a result of a determination both that such Guaranty was made without fair consideration and, immediately after giving effect thereto, the Corporation was insolvent or unable to pay its debts as they mature or left with an unreasonably small capital, then the obligations of the Corporation under such Guaranty shall be reduced by such court if and to the extent such reduction would result in the avoidance of such annulment, avoidance or subordination; provided, however, that any reduction pursuant to this paragraph shall be made in the smallest amount as is strictly necessary to reach such result. For purposes of this paragraph, "fair consideration," "insolvency," "unable to pay its debts as they mature," "unreasonably small capital" and the effective times of reductions, if any, required by this paragraph shall be determined in accordance with applicable law.

SECTION 1503.    Execution and Delivery of Guaranty.

                 The Corporation shall, by virtue of its execution and delivery of this Indenture, be deemed to have signed on each Security issued hereunder and to be guaranteed in accordance with Sections 1501 and 301 the notation of guarantee set forth on such Securities to the same extent as if the signature of the Corporation appeared on such Security.

                 The delivery of any Security to be guaranteed in accordance with Sections 1501 and 301 by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the guaranty set forth in Section 1502 on behalf of the Corporation. The notation of a guaranty set forth on any

Security shall be null and void and of no further effect with respect to the guaranty of the Corporation if, pursuant to Section 1504 or Section 1505, the Corporation is released from such guaranty.

SECTION 1504.    Guarantor May Consolidate, Etc., on Certain Terms.

                 (a) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Corporation with or into the Trust. Upon any such consolidation or merger, the guarantees (as set forth in Section 1502) of the Corporation shall be released and shall no longer have any force or effect.

                 (b) Except as provided in Section 1504(c), nothing contained in this Indenture shall prevent any sale or conveyance of assets of the Corporation.

                 (c) Except as provided in Section 1504(a) or Section 1505, the Corporation shall not, directly or indirectly, consolidate with, or merge with or into, or sell or convey all or substantially all of its assets to, another Person, unless (i) either (a) the Corporation is the continuing entity or (b) the resulting, surviving or successor entity is a corporation organized under the laws of the United States, any state thereof or the District of Columbia and expressly assumes by supplemental indenture all of the obligations of the Corporation in connection with the Securities, Coupons and this Indenture; (ii) no Default or Event of Default would occur as a consequence of (after giving effect, on a pro forma basis, to) such transaction; and (iii) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or asset transfer, and if a supplemental indenture is required, such supplemental indenture comply with this Indenture and that all conditions precedent herein relating to such transaction have been satisfied.

                 (d) Upon any consolidation, merger or asset transfer of the Corporation in accordance with Section 1504 hereof, the successor corporation formed by such consolidation or into which the Corporation is merged shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Indenture with the same effect as if such successor corporation had been named herein as the Corporation, and when a successor corporation duly assumes all of the obligations of the Corporation pursuant hereto and pursuant to the Securities, the Corporation shall be released from such obligations.

SECTION 1505.    Release of Guarantor.

                 (a) Without any further notice or action being required by any Person, the Corporation shall be fully and conditionally released and discharged from all obligations under its guarantee, the Securities and this Indenture, upon (i) the sale or other disposition of all or substantially all of the assets or properties of the Corporation, or 50% or more of the Capital Stock of the Corporation to Persons other than the Trust and the Subsidiaries of the Trust or the Corporation, or (ii) the consolidation or merger of the Corporation with any Person other than the Trust or a Subsidiary of the Trust or the Corporation, if, as a result of such consolidation or merger, Persons other than the Trust and the Subsidiaries of the Trust or the Corporation beneficially own more than 50% of the capital stock of the Corporation, or
(iii) a Legal Defeasance or Covenant Defeasance, as set forth in Article
Thirteen.

                 (b) The releases and discharges set forth in Section 1505(a) shall be effective (i) in the case of releases and discharges; effected pursuant to clause (i) or (ii) of Section 1505 (a) by virtue of a sale, disposition, consolidation or merger, on the date of consummation thereof and
(ii) in the case of releases and discharges effected pursuant to clause (iii) of Section 1505(a), upon the date of Covenant Defeasance or Legal Defeasance, as applicable. At the written request of the Trust, the Trustee shall promptly execute and deliver appropriate instruments in forms reasonably acceptable to the Trust evidencing and further implementing any releases and discharges pursuant to the foregoing provisions. If the Trust desires the instruments evidencing or implementing any releases or discharges to be executed prior to the effectiveness of such releases and discharges as set forth above, such instruments may be made conditional upon the occurrence of the events necessary to cause the effectiveness of such releases and discharges, as specified in the first sentence of this Section 1505.

                 (c) Notwithstanding the foregoing provisions of this Article, the Corporation may elect, by written notice to the Trustee, to maintain in effect a guarantee that would otherwise be released pursuant to the provisions of this Section 1505 notwithstanding the event or events that otherwise would cause the release of such guarantee (which election to maintain such guarantee in effect may be conditional or for a limited period of time).





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

                                ARTICLE SIXTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

SECTION 1601.    Purpose for Which Meetings May be Called.

                 A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1602.    Call, Notice and Place of Meetings.

                 (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1601, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting. The Trustee or the Trust or the Corporation, as the case may be, may fix, in advance of the giving of such notice, a date as the record date for determining the Holders entitled to notice or to vote at any such meeting not more than 15 days prior to the date fixed for the giving of such notice.

                 (b) In case at any time the Trust or the Corporation, as the case may be, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of any series for any purpose specified in
Section 1601, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then such Company or the Holders of the Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

SECTION 1603.    Persons Entitled to Vote at Meetings.

                 To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Trust or the Corporation, as the case may be, and its counsel.

SECTION 1604.    Quorum; Action.

                 The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series, will constitute a quorum.

                 Notwithstanding the foregoing provisions, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all outstanding Securities affected thereby, or of the Holders of such series and one or more additional series: (i) there shall be no minimum quorum requirement for such meeting and (ii) the principal amount of the outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

                 In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section

1602(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

                 Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series, provided, however, that, except as limited by the proviso to
Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

                 Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not present or represented at the meeting.

SECTION 1605.    Determination of Voting Rights; Conduct and Adjournment of
                 Meetings.

                 (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meetings as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 104 or other proof.

                 (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Trust or the Corporation, as the case may be, or by Holders of Securities as provided in Section 1602(b), in which case such Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

                 (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

                 (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1602 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 1606.    Counting Votes and Recording Action of Meetings.

                 The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1602 and, if applicable, Section 1604. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Trust or the Corporation, as the case may be, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                               ARTICLE SEVENTEEN

                                 MISCELLANEOUS

SECTION 1701.    Miscellaneous.

                 This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                           STARWOOD LODGING TRUST


                                           By___________________________
                                             Name:
                                             Title:
[SEAL]

Attest:

_____________________________
Name:
Title:
                                           STARWOOD LODGING CORPORATION


                                           By___________________________
                                             Name:
                                             Title:
[SEAL]

Attest:

_____________________________
Name:
Title:
                                           ____________________________,
                                           as Trustee

                                           By___________________________
                                             Name:
                                             Title:
[SEAL]

Attest:

_____________________________
Name:
Title:

                                           ____________________________,
                                           as Trustee


                                           By___________________________
                                             Name:
                                             Title:
[SEAL]

Attest:


_____________________________
Name:
Title:

STATE OF ________                 )
                                  )   SS.:
COUNTY OF ___________             )


                 On the ___ day of ________, 199_, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he is ________________________ of Starwood Lodging Trust, one of the parties described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                                    __________________________
                                                    My commission expires:

STATE OF ________                 )
                                  )   SS.:
COUNTY OF ___________             )


                 On the ___ day of ________, 199_, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he is ________________________ of Starwood Lodging Corporation, one of the parties described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                                    ____________________________
                                                    My commission expires:

STATE OF __________               )
                                  )   SS.:
COUNTY OF _________               )


                 On the ____ day of ___________, 199_, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he is ________________ of ____________________________, one of the
parties described in and which executed the foregoing instrument; that he knows the seal of said bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said bank, and that he signed his name thereto by like authority.


                                               ______________________________
                                               My commission expires: